SCHOONER GROWTH AND INCOME FUND
a series of Trust for Professional Managers (the “Trust”)

Supplement dated 8/30/10
to the
Prospectus dated September 28, 2009

Closing of Class C Shares

The Board of Trustees (the “Board”) of the Trust has approved closing the Class C shares of the Schooner Growth and Income Fund (the “Fund”).  Effective as of August 30, 2010, Class C shares will no longer be available for purchase (except through reinvested distributions and automatic investment plans (“AIP”)).

On September 28, 2010, the Fund will convert its Class C shares into Class A shares of the Fund.  Prior to the conversion, shareholders of Class C shares may redeem those shares as described in the Fund’s Prospectus.  For shareholders planning to redeem Class C shares prior to the conversion to Class A shares, please note that the Fund’s investment adviser will waive the 1.00% contingent deferred sales charge for any Class C shares redeemed within one year of purchase.

If Class C shares are not redeemed prior to the conversion on September 28, 2010, each shareholder owning Class C shares of the Fund will receive Class A shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Class C shares immediately prior to the conversion.  In addition, for Class C shareholders currently enrolled in the AIP, after the conversion to Class A shares, such shareholders will automatically begin purchasing Class A shares through the AIP under the same terms and conditions.  Likewise, following the conversion, reinvested distributions will be invested in Class A shares.

Please see the Fund’s current Prospectus dated September 28, 2009 for more information about the fees and expenses associated with Class A shares.  Class A shares of the Fund are subject to a 4.75% front-end sales charge (load).  Class C shares that are converted into Class A shares will not be subject to any sales charge or any other fees as a result of the conversion.  However, following the conversion any additional purchases of Class A shares by former Class C shareholders will be subject to the front-end sales charge, subject to any applicable waivers or reductions, as described in the Fund’s current prospectus.

Class C shareholders generally will not recognize a taxable gain or loss on the conversion of their Class C shares for Class A shares, and such shareholders will have the same aggregate tax basis in Class A shares received pursuant to the conversion as in their Class C shares.  Please note, however, that a redemption of Class C shares will be a taxable event and a Class C shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming their Class C shares that are relevant to their specific situation.

Change to the Fund’s Name

Effective September 28, 2010, the Board has approved the change of the Fund’s name to “Schooner Fund.”  There will be no change to the Fund’s investment objective, investment strategies or policies as a result of the name change.

Elimination of Redemption Fee

Effective September 28, 2010, the Board has approved the elimination of the Fund’s redemption fee.  All references to the redemption fee are hereby removed from the Fund’s prospectus, effective September 28, 2010.

Please retain this supplement with your Prospectus for future reference.